                                                                   EXHIBIT 10.63

                  AMENDED AND RESTATED RENEWAL PROMISSORY NOTE

         THIS AMENDED AND RESTATED RENEWAL PROMISSORY NOTE is made and entered into as of the 17th day of December, 2002, by and between ARC SUN CITY CENTER REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company ("Borrower") and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Lender").

                             PRELIMINARY STATEMENTS

         A. A loan was made to Borrower in the original principal amount of $9,886,538.50, the repayment of which is evidenced by that certain Second Renewal Promissory Note dated as of September 25, 2002 (the "Original Note") from Borrower and Freedom Village of Sun City Center, Ltd. ("Original Obligor") to SunTrust Bank ("Original Lender").

         B. The Original Note is secured by a Mortgage and Security Agreement dated December 2, 1999, and recorded among the Public Records of Hillsborough County, Florida in Official Record Book 9946, Page 372 (as amended, the "Original Mortgage"), on certain improved real property located in Sun City, Hillsborough County, Florida.

         C.       Lender has purchased the Original Note from the Original
Lender.

         D. Borrower has requested and Lender has agreed to make certain amendments to the Original Note, including changing the interest rate and the terms of payment, and increasing the original principal amount from $9,886,538.50 to $10,000,000.00. The Original Note is being renewed, amended and restated in its entirety to reflect such amendments.

         E. Original Obligor has agreed to join herein for the limited purpose of agreeing to remain obligated for the repayment of the indebtedness evidenced hereby.

         F. The Original Mortgage is concurrently being renewed, amended and restated pursuant to the terms of that certain Amended and Restated Mortgage and Security Agreement of even date herewith (as so renewed, amended and restated, the "Mortgage").

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Lender agree that the Original Note is hereby amended and restated in its entirety as follows (as amended and restated, the "Note"):

STATE OF FLORIDA DOCUMENTARY STAMP TAX AND NON-RECURRING INTANGIBLES TAX HAVE BEEN PAID ON THE MORTGAGE INSTRUMENT, THE MORTGAGE MODIFICATION AND THE ASSUMPTION RECORDED AT O.R. BOOK 9946, PAGE 372, O.R. BOOK 10102, PAGE 375 AND O.R. BOOK 11987, PAGE 14, RESPECTIVELY, OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA, AND WILL BE PAID ON THE AMENDED AND RESTATED MORTGAGE INSTRUMENT OF EVEN DATE TO BE RECORDED IN THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA.

$10,000,000.00                                              Nashville, Tennessee
                                                         As of December 17, 2002

         FOR VALUE RECEIVED, the undersigned ARC SUN CITY CENTER REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company, having an address at 111 Westwood Place, Suite 200, Brentwood, Tennessee 37027 (the "Borrower"), hereby promises to pay to the order of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, having an address at 200 Witmer Road, Horsham, Pennsylvania 19044-8015 (the "Lender"), its successors and assigns as holder of this Note or, if this Note has then been endorsed "to bearer," to the bearer of this Note (the Lender, its said successors and assigns, and any such bearer, being hereinafter sometimes referred to collectively as the "Holder"), at the Lender's said address or at such other place or to such other person as may be designated in writing to the Borrower by the Lender, the principal sum of Ten Million and No/100 Dollars ($10,000,000.00) (the "Loan"), pursuant to the terms of a certain loan agreement of even date herewith by and between Borrower and Lender (the "Loan Agreement"), together with interest on the unpaid balance thereof at the rate hereinafter set forth.

         ON THE TERMS AND SUBJECT TO THE CONDITIONS which are hereinafter set forth:

         Section 1.        Interest Rate and Payment Dates.

         1.1 Initial Rate and Initial Payment. Interest shall accrue on the outstanding balance of the principal amount outstanding hereunder from time to time from and after the date hereof at the rate of seven percent (7.0%) per annum until the first Rate Adjustment Date (as defined below). On each Rate Adjustment Date, the rate of interest at which interest accrues shall be adjusted to the then applicable Note Rate (as defined below). Interest for the period beginning on the date of this Note and ending on and including the last day of the month in which this Note is dated shall be payable on the date hereof. Otherwise, interest shall be paid in arrears and shall be computed on the basis of a 360-day year and actual number of days elapsed for any whole or partial month in which interest on the loan is being calculated and shall be charged on the principal balance outstanding from time to time.

         1.2 Rate Adjustment Date and Payment Adjustment Dates. The Note Rate shall be adjusted on the dates (each being a "Rate Adjustment Date") described in this paragraph. The first Rate Adjustment Date shall be January 1, 2003, and subsequent Rate Adjustment Dates shall fall on the first day of each subsequent month thereafter. The first payment adjustment date shall be February 1, 2003, and subsequent payment adjustment dates shall fall on the first day of each calendar month thereafter during the term of the Loan.

         1.3 Default Interest Rate. If the Borrower fails to make any payment of principal, interest or fees on the date on which such payment becomes due and payable (including applicable grace periods) whether at maturity or by acceleration or on any other date, such payment shall accrue interest from the date on which such payment was due (and not the date of the payment default) until paid at the fluctuating rate ("Default Rate") which is the lesser of (a) five (5) percentage points above the then applicable Note Rate (as defined below) and (b) the maximum rate of interest permitted by applicable law.

         1.4 Note Rate. The "Note Rate" shall mean four percent (4%) per annum plus the greater of (a) three percent (3.0%) per annum or (b) the average of London Interbank Offered Rates ("LIBOR") for a term of one month determined solely by Holder as of each Rate Adjustment Date in the manner set forth below; provided, however, that in no event shall the Note Rate exceed the maximum rate of interest permitted by applicable law: on each Rate Adjustment Date, Holder will obtain the one month LIBOR (in U.S. Dollar deposits) from the appropriate Bloomberg display page available as of the close of business announced on the last business day of the month immediately preceding the Rate Adjustment Date. In the event Bloomberg ceases publication or ceases to publish the one month LIBOR, Holder shall select a comparable publication to determine the one month LIBOR and provide notice thereof to Borrower. LIBOR may or may not be the lowest rate based upon the market for U.S. Dollar deposits in the London Interbank Eurodollar Market at which Holder prices loans on the date on which the Note Rate is determined by Holder as set forth above.

         1.5 Note Rate Adjustments. This Note shall bear interest at the rate set forth above or at the applicable Note Rate until a new Note Rate is determined on each Rate Adjustment Date in accordance with the provisions hereof; provided, however, that, if Holder at any time determines, in the sole but reasonable exercise of its discretion, that it has miscalculated the amount of the monthly payment of principal and/or interest (whether because of a miscalculation of the Note Rate or otherwise), then Holder shall give notice to Borrower of the corrected amount of such monthly payment (and the corrected amount of the Note Rate, if applicable) and (a) if the corrected amount of such monthly payment represents an increase thereof, then Borrower shall, within ten
(10) calendar days thereafter, pay to Holder any sums that Borrower would have otherwise been obligated under this Note to pay to Holder had the amount of such monthly payment not been miscalculated, or (b) if the corrected amount of such monthly payment represents a decrease thereof and Borrower is not otherwise in breach or default under any of the terms and provisions of the Note or the Loan Agreement, then Borrower shall, within (10) calendar days thereafter be paid the sums that Borrower would not have otherwise been obligated to pay to Holder had the amount of such monthly payment not been miscalculated.

         1.6 LIBOR Unascertainable. If (a) on any date on which the Note Rate would otherwise be set, Holder shall have determined in good faith (which determination shall be conclusive) that (i) adequate and reasonable means do not exist for ascertaining the one month LIBOR, or (ii) a contingency has occurred which materially and adversely affects the London Interbank Eurodollar Market at which Holder prices loans on the date on which the Note Rate is determined by Holder as set forth above, or (b) at any time Holder shall have determined in good faith (which determination shall be conclusive) that the making, maintenance or funding of any part of the Loan has been made impracticable or unlawful by compliance by Holder in good faith with any law or guideline or interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law) then, and in any such event, Holder may notify Borrower of such determination. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the obligation of Holder to charge interest to Borrower at the Note Rate shall be suspended until Holder shall have later notified Borrower of Holder's determination in good faith

(which determination shall be conclusive) that the circumstances giving rise to such previous determination no longer exist.


         1.7 U.S. Treasury Securities. If Holder notifies Borrower of a determination under subsection 1.6 hereof for purposes of calculating the Note Rate, the one month LIBOR shall automatically be converted to the "Index" of the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board 45 days prior to the Rate Adjustment Date.

         1.8 Reimbursement for Increased Costs. If any law or guideline or interpretation or application thereof by any governmental authority charged with the interpretation or administration thereof or compliance with any request or directive of any governmental authority (whether or not having the force of law) now existing or hereafter adopted (a) subjects Holder to any tax or changes the basis of taxation with respect to this Note, the Loan or payments by Borrower of principal, interest or other amounts due from Borrower hereunder or thereunder (except for taxes on the overall assets, overall net income or overall gross receipts of Holder imposed as a result of a present or former connection between the jurisdiction of the governmental authority imposing such tax on Holder, provided, that this exclusion shall not apply to a connection arising solely from Holder having executed, delivered, performed its obligations under or received a payment under, or enforced any of the Loan Documents (as defined in Section 8.1.1 below)), or (b) imposes upon Holder any other condition or expense with respect to this Note, the Loan or its making, maintenance or funding of any part of the Loan or any security therefor, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including, without limitation, loss of margin) upon Holder with respect to the Note, or the making, maintenance or funding of any part of the Loan, by an amount which Holder deems to be material, Holder may from time to time notify Borrower of the amount determined in good faith (using any averaging and attribution methods) by Holder (which determination shall be conclusive) to be necessary to compensate Holder for such increase, reduction or imposition and, if Borrower is by law prohibited from paying any such amount, Holder may elect to declare the unpaid principal balance hereof and all interest accrued thereon immediately due and payable. Such amount shall be due and payable by Borrower to Holder seven (7) days after such notice is given.

         Section 2. Payments. Commencing on February 1, 2003, and continuing on the first day of each calendar month thereafter through and including the Maturity Date (defined below), monthly payments of principal and interest shall adjust monthly and be made in such amount, taking into account the then effective Note Rate, as is sufficient to fully amortize the unpaid principal balance of the Loan on the date that is twenty-five (25) years after the first Rate Adjustment Date.

         Section 3. Application of Payments. Payments made by Borrower on account hereof shall be applied, first, toward any Late Fees (hereinafter defined) or other fees and charges due hereunder, second, toward payment of any interest due at the Default Rate, third, toward payment of any interest due at the then applicable Note Rate set forth in Section 1.4 above, and fourth, toward payment of principal. Notwithstanding the foregoing, if any advances made by Holder under the terms of any instruments securing this Note have not been repaid, any payments made may, at the option of Holder, be applied, first, to repay such advances, and interest thereon, with the balance, if any, applied as set forth in the preceding sentence.

         Section 4.        Maturity.

         4.1 Maturity Date. Anything in this Note to the contrary notwithstanding, the entire unpaid balance of the principal amount hereof and all interest accrued thereon, to and including the Maturity Date (as defined below) (including interest accruing at the Default Rate), and all Late Fees (as defined below) shall, unless sooner paid, and except to the extent that payment thereof is sooner accelerated, be and become due and payable on January 1, 2008 (the "Maturity Date"). Notwithstanding anything contained herein, if repayment of the Loan at the Maturity Date is funded from the proceeds of any refinancing of the Loan pursuant to which Holder does not receive a contractually agreed upon sum for the arrangement thereof, then Borrower shall pay to Holder a repayment premium equal to one-half of one percent (0.5%) of the outstanding principal balance of the Loan (which balance shall be calculated exclusive of any voluntary partial prepayments), unless Holder elects not to refinance the Loan (which premium shall be in lieu of and not in addition to any premium payable pursuant to Section 5 hereof).

         Section 5. Prepayment. Prepayment of the Loan in full shall be permitted at any time after the eighteenth (18th) month after the date of this Note and through the remaining term of the Loan without penalty, upon not less than thirty (30) and not greater than forty (40) days prior written notice to Lender specifying the date on which prepayment is to be made. Partial prepayments of the Loan shall not be permitted at any time. Any such prepayment shall be credited, first, toward any Late Fees due hereunder, second, toward payment of any interest due at the Default Rate, third, toward payment of any interest due hereunder at the Note Rate, and, fourth, toward payment of principal; provided, however, that if any advances made by Holder under the terms of any instruments securing this Note have not been repaid, any payments made may, at the option of Holder, be applied, first, to repay such advances, and interest thereon, with the balance, if any, applied as set forth in the preceding sentence. Notwithstanding anything contained herein, if such prepayment set forth herein is funded from the proceeds of any refinancing of the Loan pursuant to which the Holder does not receive a contractually agreed upon sum for the arrangement thereof, then Borrower shall pay to Holder a prepayment premium (a) during the first three (3) years of the Loan term, equal to one percent (1%) of the outstanding principal balance of the Loan (which balance shall be calculated exclusive of any voluntary partial prepayments), and
(b) at any time after the first three (3) years of the Loan term, equal to one-half of one percent (0.5%) of the outstanding principal balance of the Loan (which balance shall be calculated exclusive of any voluntary partial prepayments), unless, in either case, Holder elects not to refinance the Loan (which premium shall be in lieu of and not in addition to any premium payable pursuant to Section 4.1 hereof).

         Section 6. Method of Payment. Each payment of the Loan Obligations (as defined in the Loan Agreement) shall be paid directly to the Holder in lawful tender of the United States of America. Each such payment shall be paid by 1:00 p.m. Horsham, Pennsylvania, time on the date such payment is due, except if such date is not a Business Day (as defined in the Loan Agreement) such payment shall then be due on the first Business Day after such date. Any payment received after 1:00 p.m. Horsham, Pennsylvania, time shall be deemed to have been received on the immediately following Business Day.

         Section 7. Security. The debt evidenced by this Note is to be secured by, among other things, (a) an Amended and Restated Mortgage and Security Agreement (the "Mortgage") of even date herewith by and between Borrower and Holder, and intended to be recorded in the land records of Hillsborough County, Florida, and covering all of that real property in Hillsborough County, Florida, which is described in Exhibit "A" thereto (the "Property"), (b) a Lessee Security Agreement of even date herewith by and between Freedom Village of Sun City Center, Ltd., a Florida limited partnership ("Lessee") and Holder, and (c) a Payment and Performance Guaranty Agreement of even date herewith (the "Guaranty Agreement"), given by ARCPI Holdings, Inc., a Delaware corporation ("Guarantor") for the benefit of Holder.

         Section 8.        Default.

         8.1 Events of Default. Anything in this Note to the contrary notwithstanding, on the occurrence of any of the following events (each of which is hereinafter referred to as an "Event of Default"), the Holder may, in the exercise of its sole and absolute discretion, accelerate the debt evidenced by this Note, in which event the entire outstanding principal balance and all interest and fees accrued thereon shall immediately be and become due and payable without further notice:

                  8.1.1 Failure to Pay or Perform. If (a) the Borrower fails in making any payment to the Holder of any or all sums due hereunder within ten
(10) days after such payment becomes due or on the Maturity Date or (b) there exists an uncured default under any other document or instrument evidencing or securing the Loan (collectively, the "Loan Documents") which has been executed by Borrower, Lessee, Manager (as that term is defined in the Mortgage), and/or Guarantor, and such default is not cured within the grace or cure period, if any, provided in any of such Loan Documents.

                  8.1.2    Bankruptcy.

                           (a)      If the Borrower, Lessee, Manager or
Guarantor (i) applies for or consents to the appointment of a receiver, trustee or liquidator of the Borrower, Lessee, Manager or Guarantor, as the case may be, or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy, or admits in writing its inability to pay its debts as they come due, (iii) makes an assignment for the benefit of creditors, (iv) files a petition or an answer seeking a reorganization or an arrangement with creditors or seeking to take advantage of any insolvency law, (v) performs any other act of bankruptcy, or (vi) files an answer admitting the material allegations of a petition filed against the Borrower, Lessee, Manager or Guarantor in any bankruptcy, reorganization or insolvency proceeding; or


                           (b)      if (i) an order, judgment or decree is
entered by any court of competent jurisdiction adjudicating the Borrower, Lessee, Manager or Guarantor a bankrupt or an insolvent, or approving a receiver, trustee or liquidator of the Borrower, Lessee, Manager or Guarantor or of all or a substantial part of its assets, or (ii) there otherwise commences with respect to the Borrower, Lessee, Manager or Guarantor or any of its assets any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or like law or statute, and if such order, judgment, decree or proceeding continues unstayed for any period of sixty (60) consecutive days after the expiration of any stay thereof.

                  8.1.3 Judgments. A final judgment shall be rendered by a court of law or equity against Borrower, Lessee, Manager or Guarantor in excess of $25,000.00, and the same shall remain undischarged for a period of thirty
(30) days, unless such judgment is either (i) fully covered by collectible insurance and such insurer has within such period acknowledged such coverage in writing, or (ii) although not fully covered by insurance, enforcement of such judgment has been effectively stayed, such judgment is being contested or appealed by appropriate proceedings and Borrower, Lessee, Manager or Guarantor as the case may be, has established reserves adequate for payment of the reasonably estimated probable liability in the event such entity is ultimately unsuccessful in such contest or appeal, and evidence thereof is provided to Holder.

         8.2 No Impairment of Rights. Nothing in this Section shall be deemed in any way to alter or impair any right which Holder has under this Note or the Mortgage, or any of the other Loan Documents or at law or in equity, to accelerate such debt on the occurrence of any other Event of Default provided herein or therein.

         8.3 Late Fees. Without limiting the generality of the foregoing provisions of this Section, if any payment of interest or principal is not made prior to ten (10) days after the date on which it becomes due, the Borrower shall thereupon automatically become obligated immediately to pay to the Holder a late charge equal to the lesser of five percent (5%) of the amount of such payment or the maximum amount permitted by applicable law ("Late Fees") to defray the expenses incurred by Holder in handling and processing such delinquent payment and to compensate Holder for the loss of use of such delinquent payment, which sum shall be due and payable immediately thereupon.

         Section 9. Costs of Enforcement. Borrower shall pay to Holder on demand by the latter the amount of any and all commercially reasonable expenses incurred by Holder (a) in enforcing its rights hereunder or under the Mortgage and/or the Loan Documents, (b) as the result of a default by Borrower in performing its obligations under this Note, including but not limited to the commercially reasonable expense of collecting any amount owed hereunder, and of any and all commercially reasonable attorneys' fees incurred by Holder in connection with such default, whether suit be brought or not, or (c) in protecting the security hereof. Such expenses shall be added to the principal amount hereof, shall be secured by the Mortgage and shall accrue interest at the Default Rate.

         Section 10. Borrower's Waiver of Certain Rights. Each of Borrower and any endorser, guarantor or surety hereby waives the exercise of any and all exemption rights which it holds at law or in equity with respect to the debt evidenced by this Note, and of any and all rights which it holds at law or in equity to require any valuation, appraisal or marshalling, or to have or receive any presentment, protest, demand and notice of dishonor, protest, demand and nonpayment as a condition to Holder's exercise of any of its rights under this Note or the Loan Documents.

         Section 11. Extensions. The Maturity Date and/or any other date by which any payment is required to be made hereunder may be extended by Holder from time to time in the exercise of its sole discretion, without in any way altering or impairing Borrower's or Guarantor's liability hereunder.

         Section 12.      General

         12.1 Applicable Law. This Note shall be given effect and construed by application of the laws of the State of Florida (without regard to the principles thereof governing conflicts of laws), and any action or proceeding arising hereunder, and each of Holder and Borrower submits (and waives all rights to object) to non-exclusive personal jurisdiction in the State of Florida, for the enforcement of any and all obligations under the Loan Documents except that if any such action or proceeding arises under the Constitution, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto, so that it is to be brought in a United States District Court, it shall be brought in the United States District Court for the Middle District of Florida or any successor federal court having original jurisdiction.

         12.2 Headings. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

         12.3 Construction. As used herein, (a) the term "person" means a natural person, a trustee, a corporation, a limited liability company, a partnership and any other form of legal entity, and (b) all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Note.

         12.4 Severability. No determination by any court, governmental body or otherwise that any provision of this Note or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of
(a) any other such provision or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

         12.5 No Waiver. Holder shall not be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing. No delay or omission by Holder in exercising any such right (and no allowance by Holder to Borrower of an opportunity to cure a default in performing its obligations hereunder) shall be deemed a waiver of its future exercise. No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. Further, acceptance by Holder of all or any portion of any sum payable under, or partial performance of any covenant of, this Note, the Mortgage or any of the other Loan Documents, whether before, on, or after the due date of such payment or performance, shall not be a waiver of Holder's right either to require prompt and full payment and performance when due of all other sums payable or obligations due thereunder or hereunder or to exercise any of Holder's rights and remedies hereunder or thereunder.

         12.6 WAIVER OF JURY TRIAL; SERVICE OF PROCESS; COURT COSTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND HOLDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS NOTE AND/OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER, UPON CONSULTATION WITH COUNSEL OF BORROWER'S CHOICE, AND BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. BORROWER HEREBY IRREVOCABLY DESIGNATES CORPORATION SERVICE COMPANY, 1201 HAYS STREET, TALAHASSEE, FL, AND ITS SUCCESSORS IN OFFICE, AS THE TRUE AND LAWFUL ATTORNEY OF BORROWER FOR THE PURPOSE OF RECEIVING SERVICE OF ALL LEGAL NOTICES AND PROCESS ISSUED BY ANY COURT IN THE STATE OF FLORIDA AS WELL AS SERVICE OF ALL PLEADINGS AND OTHER DOCUMENTS RELATED TO ANY LEGAL PROCEEDING OR ACTION ARISING OUT OF THIS NOTE. BORROWER AGREES THAT SERVICE UPON SAID CORPORATION SERVICE SHALL BE VALID REGARDLESS OF BORROWER'S WHEREABOUTS AT THE TIME OF SUCH SERVICE AND REGARDLESS OF WHETHER BORROWER RECEIVES A COPY OF SUCH SERVICE, PROVIDED THAT HOLDER SHALL HAVE MAILED A COPY TO BORROWER IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREIN. BORROWER AGREES TO PAY ALL COURT COSTS AND REASONABLE ATTORNEY'S FEES INCURRED BY HOLDER IN CONNECTION WITH ENFORCING ANY PROVISION OF THIS NOTE. NOTWITHSTANDING THE FOREGOING, HOLDER AGREES TO USE REASONABLE EFFORTS TO PROVIDE BORROWER WITH NOTICE OF THE FILING OF ANY LAWSUIT BY HOLDER AGAINST BORROWER.

         12.7 Offset. Upon the occurrence of an Event of Default, Holder may set-off against any principal and interest owing hereunder, any and all credits, money, stocks, bonds or other security or property of any nature whatsoever on deposit with, or held by, or in the possession of, Holder, to the credit of or for the account of Borrower, without notice to or consent of Borrower or Guarantor.

         12.8 Non-Exclusivity of Rights and Remedies. None of the rights and remedies herein conferred upon or reserved to Holder is intended to be exclusive of any other right or remedy contained herein or in any of the other Loan Documents and each and every such right and remedy shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary or desirable by Holder.


         12.9 Incorporation by Reference. All of the agreements, conditions, covenants and provisions contained in each of the Loan Documents are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. Borrower covenants and agrees to keep and perform, or cause to be kept and performed, all such agreements, conditions, covenants and provisions strictly in accordance with their terms.

         12.10 Joint and Several Liability. If Borrower consists of more than one person and/or entity, each such person and/or entity agrees that its liability hereunder is joint and several.

         12.11 Business Purpose. Borrower represents and warrants that the Loan evidenced by this Note is being obtained solely for the purpose of acquiring or carrying on a business, professional or commercial activity and is not for personal, agricultural, family or household purposes.

         12.12 Interest Limitation; Usury. Notwithstanding anything to the contrary contained herein or in the Mortgage or in any other of the Loan Documents, the effective rate of interest on the obligation evidenced by this Note shall not exceed the lawful maximum rate of interest permitted to be paid. Without limiting the generality of the foregoing, in the event that the interest charged hereunder results in an effective rate of interest higher than that lawfully permitted to be paid, then such charges shall be reduced by the sum sufficient to result in an effective rate of interest permitted and any amount which would exceed the highest lawful rate already received and held by Holder shall be applied to a reduction of principal and not to the payment of interest. Borrower agrees that for the purpose of determining highest rate permitted by law, any non-principal payment (including, without limitation, Late Fees and other fees) shall be deemed, to the extent permitted by law, to be an expense, fee or premium rather than interest.

         12.13 Modification. This Note may be modified, amended, discharged or waived only by an agreement in writing signed by the party against whom enforcement of such modification, amendment, discharge or waiver is sought.

         12.14 Time of the Essence. Time is strictly of the essence of this Note.

         12.15 Negotiable Instrument. To the extent permitted by applicable law, Borrower agrees that this Note shall be deemed a negotiable instrument, even though this Note may not otherwise qualify, under applicable law, absent this paragraph, as a negotiable instrument.

         12.16 Interest Rate After Judgment. If judgment is entered against Borrower on this Note, the amount of the judgment entered (which may include principal, interest, fees, Late Fees and costs) shall bear interest at the Default Rate, to be determined on the date of the entry of the judgment.


         12.17 Relationship. Borrower and Holder intend that the relationship between them shall be solely that of creditor and debtor. Nothing contained in this Note or in any of the other Loan Documents shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by or between Borrower and Holder.

         12.18 WAIVER OF AUTOMATIC STAY. TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, BORROWER HEREBY AGREES THAT, IN CONSIDERATION OF LENDER'S AGREEMENT TO MAKE THE LOAN AND IN RECOGNITION THAT THE FOLLOWING COVENANT IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN, IN THE EVENT THAT BORROWER SHALL (A) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER ANY SECTION OR CHAPTER OF TITLE 11 OF THE UNITED STATES CODE, AS AMENDED ("BANKRUPTCY CODE"), OR SIMILAR LAW OR STATUTE; (B) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE OR SIMILAR LAW OR STATUTE; (C) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS; (D) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR; OR (E) BE THE SUBJECT OF AN ORDER, JUDGMENT OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST ANY BORROWER FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY OR RELIEF FOR DEBTORS, THEN, SUBJECT TO COURT APPROVAL, HOLDER SHALL THEREUPON BE ENTITLED AND BORROWER HEREBY IRREVOCABLY CONSENTS TO, AND WILL NOT CONTEST, AND AGREES TO STIPULATE TO RELIEF FROM ANY AUTOMATIC STAY OR OTHER INJUNCTION IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR SIMILAR LAW OR STATUTE (INCLUDING, WITHOUT LIMITATION, RELIEF FROM ANY EXCLUSIVE PERIOD SET FORTH IN
SECTION 1121 OF THE BANKRUPTCY CODE) OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO HOLDER AS PROVIDED IN THE LOAN DOCUMENTS, AND AS OTHERWISE PROVIDED BY LAW, AND BORROWER HEREBY IRREVOCABLY WAIVES ITS RIGHTS TO OBJECT TO SUCH RELIEF.

         12.19 Acknowledgment By Guarantor. Guarantor has acknowledged this Note below for purposes of confirming its obligations all as more specifically set forth in the Guaranty Agreement.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, Borrower has executed and sealed this Note or caused it to be executed and sealed on its behalf by its duly authorized representatives, the day and year first above written, and the obligations under this Note shall be binding upon Borrower's successors and assigns.

                            BORROWER:

                            ARC SUN CITY CENTER REAL ESTATE
                            HOLDINGS, LLC, a Delaware limited liability company

                            BY:      HEALTH CARE PROPERTY
                                     INVESTORS, INC., a Maryland
                                     corporation, its member


                                     By:
                                        -----------------------------
                                        Name:
                                        Title:



                            BY:     ARCPI HOLDINGS, INC., a Delaware
                                    corporation, its member


                                     By:
                                        -----------------------------
                                        Name:
                                        Title:


                            ACKNOWLEDGED BY GUARANTOR:

                            ARCPI HOLDINGS, INC., a Delaware corporation



                            By:
                               ------------------------------------------
                               Name:
                               Title:

         Original Obligor hereby joins in this Note for the limited purpose of agreeing that it, and its successors and assigns, remain obligated for all of the obligations of the Borrower under the terms of this Amended and Restated Note.

                                 ORIGINAL OBLIGOR:

                                 FREEDOM VILLAGE OF SUN CITY CENTER,
                                 LTD., a Florida limited partnership

                                 By: ARC Freedom, LLC, a Tennessee limited liability company, its general partner


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title

         Lender, holder of the Original Note, signs below to acknowledge its consent to the terms of this Amended and Restated Note.

                                     LENDER:

                                     GMAC COMMERCIAL MORTGAGE
                                     CORPORATION, a California corporation


                                     By:
                                        ----------------------------------
                                        Name:
                                        Title: